UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 12, 2025
Date of Report
(Date of earliest event reported)

COUPANG, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40115	27-2810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
720 Olive Way, Suite 600
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 333-3839
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock, par value $0.0001 per share	CPNG	New York Stock Exchange
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2025, Coupang, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2025. Present at the Annual Meeting in person or by proxy were holders of shares of common stock of the Company entitled to 5,672,145,116 votes, representing approximately 90.98% of the voting power of the shares of common stock of the Company as of the close of business on April 14, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The final results for each proposal considered at the Annual Meeting are set forth below.

1.The following nominees were elected as directors, each to hold office until the next Annual Meeting or until their successor is duly elected and qualified, by the vote set forth below:

	For	Against	Abstain	Broker Non-Votes
Bom Kim	5,461,893,005	122,630,427	259,147	87,362,537
Neil Mehta	5,372,210,470	209,548,487	3,023,622	87,362,537
Jason Child	5,572,790,070	11,430,480	562,029	87,362,537
Pedro Franceschi	5,574,515,340	9,704,946	562,293	87,362,537
Asha Sharma	5,574,255,196	9,973,336	554,047	87,362,537
Benjamin Sun	5,386,623,959	195,155,278	3,003,342	87,362,537
Ambereen Toubassy	5,576,207,715	8,021,762	553,102	87,362,537
Kevin Warsh	5,314,869,677	268,778,003	1,134,899	87,362,537

2.The appointment of Samil PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
5,655,308,427	16,056,960	779,729	N/A

3.The compensation of the Company’s named executive officers as disclosed in the proxy statement was approved in a non-binding vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,493,444,901	81,597,927	9,739,751	87,362,537

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPANG, INC. (REGISTRANT)

By:	/s/ Harold Rogers
Harold Rogers
General Counsel and Chief Administrative Officer

Dated: June 13, 2025